                                                                   EXHIBIT 10.27

CLASS C WARRANT NO.: [________]

                             FORM OF CLASS C WARRANT


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO THE RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                         NATIONAL HEALTH PARTNERS, INC.

         Void after 5:00 p.m. Eastern Standard Time on December 31, 2006

         This Warrant ("Warrant") confirms that, FOR VALUE RECEIVED, [___________________________] ("Holder") is entitled to purchase, subject to the terms and conditions hereof, from NATIONAL HEALTH PARTNERS, INC., an Indiana corporation (the "Company"), [________] shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), at any time during the period commencing on the Commencement Date (as defined below) and ending at 5:00 p.m. Eastern Standard Time on the date that is 180 days after the Commencement Date (the "Termination Date"), at an exercise price of $.60 per share of Common Stock (the "Exercise Price"). The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

         The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof, then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as "Exercise Shares". The exercise price per share as from time to time in effect is referred to hereinafter as the "Exercise Price".

1. Exercise of Warrant; Issuance of Exercise Shares.

         (a) Exercise of Warrant. Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable by Holder in whole or in part, at any time, or from time to time, after the Commencement Date by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full either (i) in cash or by bank or certified check for the Exercise Shares with respect to which this Warrant is exercised; (ii) provided that the sale of the Exercise Shares are covered by an effective registration statement, by delivering to the Company a duly executed Notice of Exercise in the form attached hereto as Appendix A ("Notice of Exercise") together with an irrevocable direction to a broker-dealer registered under the Exchange Act to sell a sufficient portion of the Exercise Shares and deliver the sales proceeds directly to the Company to pay the Exercise Price; or (iii) by any combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 1(a).

         For the purposes hereof, "Commencement Date" shall mean the date that any registration statement filed by the Company with the Securities and Exchange Commission ("SEC") pursuant to Section 8 hereof is declared effective by the SEC.

         In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

         (b) Issuance of Exercise Shares; Delivery of Warrant Certificate. The Company shall, within ten (10) business days or as soon thereafter as is practicable of the exercise of this Warrant, issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the proper exercise of this Warrant.

         (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant certificate ("Warrant Certificate") will, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

         (d) Reservation of Exercise Shares. The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Exercise Shares upon the exercise of this Warrant, and from time to time will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Warrant.

         (e) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised.

         For purposes hereof, the "Current Market Value" for any day shall be determined as follows:

                  (i) if the Exercise Shares are listed or traded on a national securities exchange or the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded, on the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this clause (i) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

                  (ii) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not on the NASDAQ National Market System or NASDAQ Small Cap Market (together, the "NASDAQ Reporting System"), the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

                  (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

2. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3. Mutilated or Missing Warrant Certificates. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also satisfactory to them and (ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either at law or in equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. Registration of Transfers and Exchanges. The Warrant shall be transferable, subject to the provisions of Section 7 hereof, upon the books of the Company, if any, to be maintained by it for that purpose, upon surrender of the Warrant Certificate to the Company at its principal office accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed by Holder or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any such registration of transfer, a new Warrant shall be issued to the transferee named in such instrument of transfer, and the surrendered Warrant shall be canceled by the Company.

         Any Warrant may be exchanged, at the option of the Holder thereof and without charge, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant surrendered for exchange or transfer, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.

6. Adjustment of Exercise Shares and Exercise Price. The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

         (a) In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change - other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination - of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:

                  (i) In the event that the Company is the surviving corporation, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such reclassification, change, consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this clause (i) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

                  (ii) In the event that the Company is not the surviving corporation, Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen
(15) day period. Upon expiration of such fifteen (15) day period, this Warrant and all of Holder's rights hereunder shall terminate.

         (b) If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

         (c) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or
(iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $2.00 per share, the adjusted Exercise Price immediately after such event would be $1.00 per share. Such adjustment shall be made successively whenever any event listed above shall occur. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection (c), the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (d) In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or
(c) above.

         (e) Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

         (f) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by Holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to Holder.

         (g) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

7. Restrictions on Transferability: Restrictive Legend. Neither this Warrant nor the Exercise Shares shall be transferable except in accordance with the provisions of this Section.

         (a) Restrictions on Transfer; Indemnification. Neither this Warrant nor any Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), unless (i) such security has been registered for sale under the Securities Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the Securities Act and the registration or qualification requirements of all such state securities laws are available, and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

         (b) Restrictive Legends. Unless and until otherwise permitted by this
Section 7, this Warrant Certificate, each Warrant Certificate issued to the Holder or to any transferee or assignee of this Warrant Certificate, and each certificate representing Exercise Shares issued upon exercise of this Warrant or to any transferee of the person to whom the Exercise Shares were issued, shall bear a legend setting forth the requirements of subsection (a) of this Section 7, together with such other legend or legends as may otherwise be deemed necessary or appropriate by counsel to the Company.

         (c) Removal of Legend. The Company shall, at the request of any registered holder of a Warrant or Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by subsection (b) if, in the opinion of counsel acceptable to the Company, such restrictive legend is no longer necessary.

         (d) The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provisions of this Section 7.

8. Registration Rights. The Company shall prepare and file with the SEC, by June 30, 2005, a registration statement under the Securities Act to permit the public sale of fifty percent (50%) of the shares of Common Stock underlying this Warrant (the "Restricted Stock") and to cause such registration statement to be declared effective as soon as reasonably practicable thereafter. Holder shall furnish such information as may be reasonably requested by the Company in order to include such Restricted Stock in such registration statement. If Holder decides not to include all of Holder's Restricted Stock in any registration statement thereafter filed by the Company, Holder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. In the event that any registration pursuant to this Section 8 is terminated or withdrawn, the Company shall use its reasonable best efforts to prepare and file with the SEC, within 180 days thereafter, a registration statement under the Securities Act to permit the public sale of the Restricted Stock.

9. Restrictions on Exercise. The Holder may not acquire a number of Exercise Shares to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, (including shares held by any "group" of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) exceeds 19.99% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities Exchange Commission (the "Commission"), and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act.

10. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given on the day of delivery if delivered by hand, on the fifth day after deposit in the mail if mailed by certified mail, postage prepaid, return receipt requested, or on the next business day after mailing if sent by a nationally recognized overnight courier such as federal express, addressed as follows:

                  If to the Company:

                           National Health Partners, Inc.
                           120 Gibraltar Road
                           Suite 107
                           Horsham, PA 19044
                           Attention: David M. Daniels
                                      Chief Executive Officer

                  and if to Holder, at the address of Holder appearing on the books of the Company or the Company's transfer agent, if any.

         Either of the Company or Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 10.

11. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.

12. Successors and Assigns. This Warrant shall inure to the benefit of and be binding upon the respective successors, assigns and legal representatives of Holder and the Company.

13. Severability. If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

14. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said jurisdiction without regard to such jurisdiction's conflicts of laws provisions.

15. Headings. Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused these presents to be duly executed as of the [____] day of [_____________], [______].


                                               NATIONAL HEALTH PARTNERS, INC.



                                               By: __________________________
                                                   Name:
                                                   Title:

                                   APPENDIX A

                               NOTICE OF EXERCISE

TO:      National Health Partners, Inc.
         120 Gibraltar Road
         Suite 107
         Horsham, PA 19044
         Attention:  Chief Executive Officer

         (1) The undersigned hereby elects to purchase [_______________] shares of Common Stock (as defined in the attached Warrant) of NATIONAL HEALTH PARTNERS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price (as defined in the attached Warrant) for such shares in full in the following manner (please check one of the following choices):

         [ ]   In Cash; or

         [ ]   Cashless exercise through a broker.

         (2) In exercising the Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.



                                                        HOLDER



[______________________]                                [______________________]
(Date)                                                  (Signature)